OUTLOOK FUNDS TRUST (the “Trust”)

Supplement dated December 15, 2014 to the Prospectus dated April 9, 2014

The subsection on page 20 entitled “Policy on Prohibition of Foreign Shareholders” is hereby removed in its entirety and replaced with the following:

Policy on Foreign Shareholders. The Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

For more information, please contact a Fund customer service representative at (855) 330-6225 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.

255-PSA-1214